UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐      Preliminary Proxy Statement
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☐      Definitive Proxy Statement
☒     Definitive Additional Materials
☐      Soliciting Material Pursuant to Section 240.14a-12

BIG ROCK PARTNERS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 7, 2021, Big Rock Partners Acquisition Corp. (“Big Rock”) issued a press release clarifying the procedure for stockholder conversions in connection with a stockholder meeting called to approve a proposal to extend the date by which Big Rock has to consummate its initial business combination. The press release also urges stockholders to vote “FOR” the extension amendment proposal. A copy of the press release is being filed herewith as definitive additional materials.

BIG ROCK PARTNERS ACQUISITION CORP. CLARIFIES PROCEDURE FOR STOCKHOLDER CONVERSIONS AND URGES STOCKHOLDERS TO VOTE “FOR” EXTENSION AMENDMENT PROPOSAL

NEW YORK, April 7, 2021 - Big Rock Partners Acquisition Corp. (Nasdaq: BRPA) (“Big Rock”) today clarified the procedure for stockholder redemptions in connection with Big Rock’s special meeting of stockholders called for the purpose of approving an amendment to Big Rock’s amended and restated certificate of incorporation to extend the date by which Big Rock has to consummate its initial business combination from April 23, 2021 to May 24, 2021 (the “extension amendment proposal”). Proxy statements are being mailed to Big Rock stockholders of record as of March 31, 2021.

The holders of shares of common stock issued in Big Rock’s initial public offering (“public shares”) may elect to convert their public shares into their pro rata portion of the funds held in Big Rock’s trust account (calculated as of two business days prior to the special meeting) if the extension amendment proposal is approved and the extension is implemented. The per-share pro rata portion of the trust account on March 31, 2021, the record date (which is expected to be the same approximate amount two business days prior to the meeting), was approximately $10.86. The closing price of the Company’s common stock on the record date was $35.42. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $24.57 less than if such stockholder sold the public shares in the open market. Public shares will not be converted unless the stockholder affirmatively demands conversion. To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, Big Rock’s transfer agent, or deliver your shares to the transfer agent electronically using the depository trust company’s DWAC (deposit/withdrawal at custodian) system no later than two business days prior to the vote for the extension amendment proposal. Further instructions regarding conversion can be found in the definitive proxy statement, which was filed by Big Rock with the Securities and Exchange Commission on April 1, 2021. The proxy statement is also available at https://www.cstproxy.com/bigrockpartners/sm2021.

Richard Ackerman, Big Rock’s Chairman, President, and Chief Executive Officer, stated “Only stockholders who affirmatively elect to convert their shares and follow the conversion procedures set forth in the proxy statement will have their shares converted. If a stockholder does not want to convert his or her shares, the stockholder does not have to do anything to remain invested in Big Rock.” He further stated “I want to thank our stockholders for their support and patience through this process, and also to remind them that their vote in favor of the extension amendment proposal is very important, no matter how many shares they own.”

Approval of the extension amendment proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of Big Rock’s common stock as of the record date. You are encouraged to submit your vote as soon as possible to ensure it is represented at the special meeting. Please note that if your shares are held at a brokerage firm or bank, your broker will not vote your shares for you. You must instruct your bank or broker to cast the vote.

You can find more information on the special meeting in Big Rock’s proxy statement at https://www.cstproxy.com/bigrockpartners/sm2021.

Contacts
Big Rock Partners
Richard Ackerman
Chief Executive Officer
Big Rock Partners Acquisition Corp.
rackerman@bigrockpartners.com

Additional Information and Where to Find It

In connection with the special meeting of stockholders, Big Rock Partners Acquisition Corp., a Delaware corporation (“BRPA”), filed a definitive proxy statement with the SEC on April 1, 2021 (“Special Meeting Proxy Statement”). Additionally, in connection with the proposed business combination transaction involving BRPA and NeuroRx, Inc. a Delaware corporation (“NeuroRx”), BRPA has filed a registration statement on Form S-4 (“Registration Statement”), which includes a preliminary proxy statement for the solicitation of the approval of BRPA’s stockholders, a preliminary prospectus for the offer and sale of BRPA’s securities in the transaction and a preliminary consent solicitation statement of NeuroRx, and other relevant documents with the SEC. The definitive proxy statement/prospectus/consent solicitation statement will be mailed to stockholders of BRPA and NeuroRx as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF BRPA AND NEURORX ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about BRPA and NeuroRx once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed with the SEC by BRPA can be obtained free of charge on BRPA’s website at www.bigrockpartners.com or by directing a written request to BRPA at 2645 N. Federal Highway, Suite 230 Delray Beach, FL 33483.

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

BRPA, NeuroRx and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPA’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed business combination of BRPA’s directors and officers in BRPA’s filings with the SEC, including the proxy statement/prospectus/consent solicitation statement. You may obtain a free copy of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BRPA’s and NeuroRx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the failure of BRPA’s stockholders to approve the extension amendment proposal, (2) the extent of conversions of public shares, (3) the approvals, timing, and ability to complete the proposed business combination, which may adversely affect the trading price of BRPA’s securities; (4) BRPA’s ability to remain listed on the Nasdaq Capital Market prior to the closing of the proposed business combination; (5) the combined company’s continued listing on the Nasdaq Capital Market after closing of the proposed business combination; (6) the benefits of the proposed business combination, including future financial and operating results of the combined company;and (6) other risks and uncertainties that are detailed in the proxy statement/consent solicitation statement/prospectus and registration statement filed on Form S-4 with the Securities and Exchange Commission (“SEC”) and as indicated from time to time in BRPA’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.